UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of Report November 12, 1999


                          PNC MORTGAGE ACCEPTANCE CORP.
             (Exact name of registrant as specified in its charter)


         Missouri                      333-60749                 43-1681393
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
 of incorporation)                                             Identification)


           210 West 10th Street, 6th Floor, Kansas City Missouri   64105
               (Address of principal executive offices)          (zip code)


        Registrant's telephone number, including area code: 816-435-5000


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Item 5.      Other

Exhibit 5. Amended and restated articles of incorporation for PNC Mortgage Acceptance Corp. (formerly known as Commercial Mortgage Acceptance Corp.)




                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          PNC MORTGAGE ACCEPTANCE CORP.

                              By:/s/ C.J. Sipple
                                 ____________________________________________
                              Name:  C.J. Sipple
                              Title: Executive Vice President

Date:   November 11, 1999